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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                   ----------


                                   FORM 8-A/A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             ALASKA AIR GROUP, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               Delaware                                91-1292054
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


     19300 PACIFIC HIGHWAY SOUTH
         SEATTLE, WASHINGTON                              98188
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(Address of principal executive offices)               (Zip Code)


If this Form relates to the registration   If this Form relates to the
of a class of debt securities and is       registration of a class of debt
effective upon filing pursuant to General  securities and is to become
Instruction A(c)(1) please check the       effective simultaneously with
following box.  / /                        the effectiveness of a
                                           concurrent registration statement
                                           under the Securities Act of 1933
                                           pursuant to General Instruction
                                           A(c)(2) please check the following
                                           box. / /


Securities to be registered pursuant to Section 12(b) of the Act:

                     CONVERTIBLE SENIOR DEBENTURES DUE 2005

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     For a description of the Convertible Senior Debentures Due 2005 being registered, reference is made to the section entitled "Description of the Debentures" contained in the Prospectus Supplement dated June 21, 1995 to the Prospectus dated March 23, 1994 contained in the Registrant's Registration Statement on Form S-3, File No. 33-52265.

ITEM 2.   EXHIBITS

     The following exhibits are filed as a part of this Registration Statement:

Exhibit No.     Description
-----------     ---------------------------------------------------------------
    1.1         Form of Convertible Senior Debt Securities Indenture (filed as an exhibit to the Company's Registration Statement on Form S-3
                (Registration No. 33-52265) effective March 23, 1994 and incorporated herein by reference).

    1.2 Form of Supplemental Indenture No. 1 (including Form of Debenture) (filed as an exhibit to the Company's Current Report on Form 8-K dated June 9, 1995 and incorporated herein by reference).

    2.1 Certificate of Incorporation, as amended, of the Registrant (filed as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 33-52265) effective March 23, 1994 and incorporated herein by reference).

    2.2 Bylaws, as amended, of the Registrant (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   ALASKA AIR GROUP, INC.

                                        /s/ Marjorie E. Laws
                                   --------------------------------------------
                                        Marjorie E. Laws
                                        Secretary


Dated:  October 27, 1995


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
  1.1          Form of Convertible Senior Debt Securities Indenture (filed as an exhibit to the Company's Registration Statement on Form S-3
               (Registration No. 33-52265) effective March 23, 1994 and incorporated herein by reference)

  1.2 Form of Supplemental Indenture No. 1 (including Form of Debenture) (filed as an exhibit to the Company's Current Report on Form 8-K dated June 9, 1995 and incorporated herein by reference)

  2.1 Certificate of Incorporation, as amended, of the Registrant (filed as an exhibit to the Company's Registration Statement on Form S-3 (Registration No. 33-52265) effective March 23, 1994 and incorporated herein by reference)

  2.2 Bylaws, as amended, of the Registrant (filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 and incorporated herein by reference)